2023 Investor Presentation www.OrthoPediatrics.com

22 0 2 3 / / Disclaimer Forward-Looking Statements All statements, other than statements of historical facts, contained in this quarterly report, including statements regarding our business, operations and financial performance and condition, as well as our plans, objectives and expectations for our business, operations and financial performance and condition, are forward-looking statements. You can often identify forward-looking statements by words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "target," "ongoing," "plan," "potential," "predict," "project," "should," "will" or "would," or the negative of these terms or other terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors, such as the impact of widespread health emergencies, such as COVID 19 and respiratory syncytial virus, that may cause our results, activity levels, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements. Forward-looking statements may include, among other things, statements relating to: our ability to achieve or sustain profitability in the future; our ability to raise additional capital to fund our existing commercial operations, develop and commercialize new products and expand our operations; our ability to commercialize our products in development and to develop and commercialize additional products through our research and development efforts, and if we fail to do so we may be unable to compete effectively; our ability to generate sufficient revenue from the commercialization of our products to achieve and sustain profitability; our ability to comply with extensive government regulation and oversight both in the United States and abroad; our ability to maintain and expand our network of third-party independent sales agencies and distributors to market and distribute our products; and our ability to protect our intellectual property rights or if we are accused of infringing on the intellectual property rights of others; We cannot assure you that forward-looking statements will prove to be accurate, and you are encouraged not to place undue reliance on forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations expressed or implied by the forward-looking statements. You are urged to carefully review and consider the various disclosures made by us in this quarterly report, in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 1, 2023 and in other reports filed with the SEC that discuss the risks and factors that may affect our business. Other than as required by law, we undertake no obligation to update or revise any forward-looking statements to reflect new information, events or circumstances occurring after the date of this quarterly report. Use of Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures such as organic revenue, adjusted diluted earnings (loss) per share and Adjusted EBITDA, which differ from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Sales on an organic basis excludes from our reported net revenue growth the impacts of revenue from any acquired business that have been owned for less than one year. We believe that providing the non-GAAP organic revenue is useful as a way to measure and evaluate our underlying performance consistently across the periods presented. Adjusted earnings (loss) per share in this presentation represents diluted earnings (loss) per share on a GAAP basis, plus the accreted interest attributable to acquisition installment payables, the fair value adjustment of contingent consideration, trademark impairment, acquisition related costs, non-recurring professional fees, accrued legal settlement costs and minimum purchase commitment costs. The fair value adjustment of contingent consideration is associated with our estimates of the value of earn-outs in connection with certain acquisitions and the non-recurring professional fees are related to our response to a previously disclosed SEC review. We believe that providing the non-GAAP diluted earnings (loss) per share excluding these expenses, as well as the GAAP measures, assists our investors because such expenses are not reflective of our ongoing operating results. Adjusted EBITDA in this release represents net loss, plus interest expense, net plus other expense, provision for income taxes (benefit), depreciation and amortization, trademark impairment, stock-based compensation expense, fair value adjustment of contingent consideration, acquisition related costs, nonrecurring professional fees, accrued legal settlements costs, and the cost of minimum purchase commitments. The Company believes the non-GAAP measures provided in this earnings release enable it to further and more consistently analyze the period-to-period financial performance of its core business operating performance. Management uses these metrics as a measure of the Company’s operating performance and for planning purposes, including financial projections. The Company believes these measures are useful to investors as supplemental information because they are frequently used by analysts, investors and other interested parties to evaluate companies in its industry. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to, or superior to, net income or loss as a measure of financial performance or cash flows from operations as a measure of liquidity, or any other performance measure derived in accordance with GAAP, and it should not be construed to imply that the Company’s future results will be unaffected by unusual or non-recurring items. In addition, the measure is not intended to be a measure of free cash flow for management’s discretionary use, as it does not reflect certain cash requirements such as debt service requirements, capital expenditures and other cash costs that may recur in the future. Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and other potential cash requirements. In evaluating these non-GAAP measures, you should be aware that in the future the Company may incur expenses that are the same or similar to some of the adjustments in this presentation. The Company’s presentation of non-GAAP diluted earnings (loss) per share or Adjusted EBITDA should not be construed to imply that its future results will be unaffected by any such adjustments. Management compensates for these limitations by primarily relying on the Company’s GAAP results in addition to using these adjusted measures on a supplemental basis. The Company’s definition of these measures is not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation. The schedules below contain reconciliations of reported GAAP net revenue to non-GAAP organic revenue, GAAP diluted earnings (loss) per share to non-GAAP diluted earnings (loss) and net loss to non-GAAP Adjusted EBITDA.

32 0 2 3 / / pediatric patients treated since inception ~ 650,000 OrthoPediatrics was founded on the cause of impacting the lives of children with orthopedic conditions 1 1 Includes patients treated by MD Orthopaedics (MDO) as well as Pega Medical since inception

01 Children’s unique clinical conditions Existing solutions are re-purposed from adult implants Limited development of new technologies No specialized sales force in Pediatric Orthopedics Limited industry support of clinical education 02 03 04 05 42 0 2 3 / / Historical Challenges of Pediatric Orthopedics Re-Purposed Adult Plate Screws through growth plate

52 0 2 3 / / OrthoPediatrics Solution 01 02 03 04 05 Product development focused exclusively on pediatric patients Broadest pediatric specific portfolio in the industry Delivering first in market novel surgical solutions Only global commercial channel to market Leading provider of surgeon clinical education PediLoc Femur Screws parallel to growth plate Enhance surgeon confidence Increase surgical efficiency Improve surgical accuracy

62 0 2 3 / / Total Addressable Market – $3.9B Competitive Dynamics $609M Surgical Implants $334M Scoliosis Fusion $75M Scoliosis Non-Fusion $303M Specialty Bracing $249M Sports Medicine $162M Smart Implants Large incumbents repurpose adult implants Require specialized sales force Lack of focus on pediatric conditions 01 02 03 U.S. Addressable Market1 — $1.7B 2 0 2 3 / / 1 Management’s March 2023 updates to IMS data from 2016

72 0 2 3 / / Only Focused Pediatric Orthopedic Company Consistent 20%+ Growth Since Inception 1 Excluding COVID-impacted 2020 49 unique pediatric systems Consistent cadence of innovative product launches Expanding suite of enabling technologies Internal R&D, acquisitions, and partnerships Only global sales & distribution channel Serve 100% of top children’s hospitals in the U.S. ~200 domestic field representatives Sell in over 70 countries around the world Commitment to clinical education Leading sponsor of critical pediatric medical societies >300 clinical product/education events per year Founder of Foundation of Advancing Pediatric Orthopedics Innovative Technology Commercial Execution Clinical Education 1

82 0 2 3 / / Strategic Pillars 02 Provide a broad product portfolio uniquely designed to treat children, surround pediatric orthopedic surgeons covering their needs 04 Expand addressable market through aggressive investment in R&D and select M&A opportunities 05 Train next generation of pediatric orthopedic surgeons 03 Deploy instrument sets and provide unparalleled sales support 01 Laser focus on high-volume Children’s Hospitals that treat majority of pediatric patients

92 0 2 3 / / Comments ~1,520 Fellowship Trained Pediatric Surgeons Majority of Pediatric Centers are Teaching Hospitals Centers Treat Most Complex Pediatric Conditions 01 02 03 $378M Surgical Implants $207M Scoliosis Fusion $68M Scoliosis Non-Fusion $197M Specialty Bracing $82M Sports Medicine 300 U.S. Pediatric Centers conduct ~62% of T&D and Scoliosis procedures U.S. Current Target Market1 — $0.9B 01 Focus on High-Vol Children’s Hospitals Current Target Market – $2.1B 2 0 2 3 / / 1 Management’s March 2023 updates to IMS data from 2016

102 0 2 3 / / Pre-IPO Transitioned from Early Entry to Clinically Significant Cannulated Screws Response 5.5/6.0mm Fusion System PediPlate Physeal Tethering Hip Systems LCB / LPF ACL System BandLoc 5.5/6.0mm Banding Clavicle Plating System PediFlexPediLoc Femur PediLoc Tibia PediFragLocking Proximal Femur LPF Plate Distal Femoral Osteotomy System DFOS PAOSpica Table 02 Broad Product Portfolio 2008 2009 PediNail System 2012 2013 2014 2015 2016 2017

112 0 2 3 / / Accelerating Sales Growth Post-IPO Through Strategic Investment and Innovation $37.3 $45.6 $57.6 $72.6 $71.1 $98.0 $122.3 2016 2017 2018 2019 2020 2021 2022 Total Revenue ($M) 2016 2022 CAGR U.S. Independent Sales Consultants 90 197 14% Instrument Set Deployments $7M $20M 20% Unique Pediatric Systems 17 46 18% Intl. Independent Sales Agencies 0 14 Fav Increase Hospital PenetrationAccelerate Revenue Growth Improve Profitability Leverage Balance Sheet +21.9% CAGR 03 Expand Instr. Sets & Sales Personnel 1 1 Impacted by COVID

122 0 2 3 / / Post-IPO moved from Clinically Significant to Disruptive 202020192017 2018 FireFly Patient Specific Navigation Guides 2021 DFOS Distal Femoral Osteotomy System MPFL System Wrist Fusion Plates PNP Pediatric Nailing Platform Response 4.5/5.0mm Fusion System Orthex External Fixation Systems PediFoot System SCFE System QuickPack System ApiFix Non-Fusion Neuromuscular Scoliosis System 7D Intraoperative Navigation Enabling Technology 04 Expand Market with R&D Mini Rail System 2022 MD Ortho PonsetiTM Specialty Clubfoot Bracing PediFlexTM Advanced Interlock Clamp System Drive Rail External Fixation System Pega FD Telescopic IM Nail System 2023 MDO Move Brace Scoliosis Cannulated Screw System RESPONSE Power System

132 0 2 3 / / Strategic Acquisitions & Partnerships Partnership Acquisition 202020192017 2022 04 Expand Market with M&A 2021 Gold Standard in Club Foot Bracing 2022

142 0 2 3 / / Terms: • Closed April 1, 2022 • $8.2M cash, $8.9M shares, $2.5M RSA MD Orthopaedics • Develops, manufactures and sells the patented Mitchell Ponseti Ankle-Foot Orthosis (AFO) to treat clubfoot • Dr. Ignacio Ponseti developed the gold standard for treating clubfoot which has >90% success rate • Casting is used from 0-3mos then bracing from 3mos–4 years. Requires multiple sizes as child grows creating repeat revenue. • Products sold in 90 countries including e-commerce platform direct to consumers • Approximately 80% of a pediatric surgeon's treatment time is non-surgical • Creates a profitable platform business for OP to develop and manufacture best-in-class specialty bracing with speed to market (class 1 device) as well as no consignment inventory required to grow the business Acquired Innovative Technologies04 Expand Market with M&A

152 0 2 3 / / Terms: • Closed July 5, 2022 • $31M cash, $2M stock Pega Medical • Developed the Fassier-Duval Telescopic Intramedullary Nail System (FD Nail) • FD Nail is cutting-edge implant designed to treat bone deformities in children with Osteogenesis Imperfecta without disrupting their normal growth • Pega offers 7 products in total, 6 of which focus on limb deformity correction, and 1 trauma • Products sold in 70 countries including e-commerce platform direct to consumers • Approximately 35,000 children suffer from Osteogenesis Imperfecta in the U.S. Acquired Innovative Technologies04 Expand Market with M&A

162 0 2 3 / / ApiFix • Disruptive non-fusion technology • Viable alternative to failed bracing & spinal fusion • Posterior, minimally invasive approach • Motion preserving capabilities • Granted FDA HDE approval Orthex • Disruptive software complements ex-fix frame • Expands addressable market • Serve 85% of procedures, up from 65% • Significantly simplifies surgical planning and alignment • Enables participation in most complex surgeries Acquired software-based and non-fusion technologies Significant sales synergies with legacy portfolio Expands critical KOL network Provides surgeons broadest product portfolio Acquired Innovative Technologies04 Expand Market with M&A

172 0 2 3 / / FIREFLY® Pedicle Screw Navigation Guides FireFly S2/Alar Unique patient specific 3D printed bone models and drill guides, can be used with any Spinal Deformity Correction system. • 99.7% screw placement accuracy • Preoperative concierge surgical planning drives intraoperative efficiency • Minimal intraoperative radiation • Simplifies S2AI approach Enabling Technology Partnerships 7D Surgical Intraoperative Navigation Eliminates Radiation exposure to staff & patients Cuts Registration from 30 min to < 30 sec Improves Accuracy to improve surgical outcomes Reduces Costs & improve hospital economic value 04 Expand Market with M&A

182 0 2 3 / / 7D Real World Experience Chris Comstock, MD & Eric Wait, MD Driscoll Children’s Hospital First Pediatric Deformity Installation in US I have noticed we are seeing shorter stays for our patients with complex spinal surgeries since we have started using the 7D technology. It used to be children would stay 3-5 days at Driscoll following surgery. Now what we are seeing is most of them are going home after 3 days. And that is better for kids and their families What we are seeing with this technology is surgeries which might have taken up to 5-6 hours are often being reduced to 3.5 hours Dr. Eric Wait Driscoll Children’s Hospital 04 Expand Market with M&A

192 0 2 3 / / Physician Education and Awareness OP Hands-on sales training and support • Annually invests 3% of sales on clinical education • Conducts >300 product/training sessions per year Continuous education • Major Sponsor of the prominent pediatric orthopedic societies Market development • Fosters early relationships with young surgeons and fellows to drive sustainable growth 02 03 01 As a surgeon educator, I have always appreciated and valued OrthoPediatrics’ commitment to education. Ryan Goodwin, MD, MBA, FAOA The Cleveland Clinic 05 Train Next-Gen Surgeons

202 0 2 3 / / Catalysts & Pipeline Enabling Technologies Scoliosis • Orthex surgical software • Firefly patient-specific planning/guides • 7D spinal interoperative navigation • PediPortal app • Medtech Concepts – Acquired May 1, 2023 • Advancing non-fusion treatment • Early-onset scoliosis innovations • Innovation in highly-complex fusion • Manual growing, rib based, etc. T&D • Expanding intramedullary nailing portfolio • Solutions for rare bone disease • Expansion of external fixation portfolio

212 0 2 3 / / Trauma & Deformity +17% CAGR 14 36 2016 2022 $26.8 $85.1 2016 2022 Pediatric Systems Revenue +21% CAGR Scoliosis >2X Growth 3 8 2016 2022 $9.3 $33.4 2016 2022 Pediatric Systems Revenue >3.6X Growth 2022 Revenue by Product Family Trauma & Deformity Scoliosis Sports Medicine70% of Revenue 27% of Revenue 49 Differentiated Pediatric Systems Driving Growth

222 0 2 3 / / $0.6 $3.0 $7.1 $10.2 $16.1 $19.6 $23.7 $31.0 $37.3 $45.6 $57.6 $72.6 $71.1 $98.0 $122.3 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Strong History of Y/Y Growth ($M) 400% 137% 44% 58% 22% 21% 31% 20% 22% 26% 26% -2% 38% U.S. International 1 25% 1 Impacted by COVID $149.5 22% 2 2 Represents midpoint of the Company’s 2023 revenue guidance range of $148 to $151 million 2023 Revenue Guidance

232 0 2 3 / / $19.3 $22.5 $26.8 $32.8 $39.7 $49.4 $47.7 $65.8 $85.1 $3.6 $7.4 $9.4 $11.6 $16.7 $21.5 $20.7 $28.0 $33.4 $0.8 $1.1 $1.1 $1.2 $1.2 $1.7 $2.7 $4.2 $3.8 $0 $20 $40 $60 $80 $100 $120 $140 2014 2015 2016 2017 2018 2019 2020 2021 2022 Re ve nu e ($ in M ill io ns ) Trauma & Deformity Scoliosis Sports Medicine/Other $23.4 $7.1 $1.1 1Q23 Category Revenue Summary

242 0 2 3 / / Seasonality Drives Stronger Performance in Summer Months and Holiday Periods 21% 26% 27% 25% 20% 25% 29% 26% 23% 19% 31% 27% 22% 27% 26% 25% 19% 27% 29% 25% 21% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q Re ve nu e as % o f T ot al Y ea r 2018 2019 2020 2021 2022 Revenue Seasonality 2023 1 Based on the midpoint of the Company’s 2023 revenue guidance range of $148 to $151 million 1

252 0 2 3 / / ($ in Millions) FY 2020 FY 2021 FY2022 Revenue $71.1 $98.0 $122.3 Growth % (2%) 38% 25% Gross profit $55.0 $73.4 $90.7 Margin % 77% 75% 74% Operating expenses $81.8 $91.4 $116.1 Operating loss ($26.8) ($18.0) ($25.4) Net (loss) income ($32.9) ($16.2) $1.3 EPS1 ($1.82) ($0.84) $0.06 1Q 2023 1Q 2022 $31.6 $23.4 35% 9% $23.6 $18.6 75% 79% $32.2 $25.0 ($8.6) ($6.4) ($6.8) ($9.1) ($0.30) ($0.47) 1 Net loss per share attributable to common stockholders – basic and diluted Income Statement Summary

262 0 2 3 / / Organic Revenue Reconciliation Three Months Ended March 31, Product Sales by geography 2023 2022 As reported: U.S. $23.8 $18.2 International $7.8 $5.2 Less impact from acquisitions: U.S. $2.6 - International $2.3 - Organic revenue: U.S. $21.2 $18.2 International $5.5 $5.2 Total Organic Revenue $26.8 $23.4 Three Months Ended March 31, Product Sales by category 2023 2022 As reported: Trauma and deformity $23.4 $16.5 Scoliosis $7.1 $6.0 Sports medicine/other $1.1 $0.9 Less: impact from acquisitions Trauma and deformity $4.9 - Scoliosis - - Sports medicine/other - - Organic revenue: Trauma and Deformity $18.6 $16.5 Scoliosis $7.1 $6.0 Sports medicine/other $1.1 $0.9 Total Organic Revenue $26.8 $23.4 ($ in Millions)

272 0 2 3 / / Adjusted EBITDA Reconciliation Three Months Ended March 31, 2023 2022 Net income (loss) ($6.8) ($9.1) Interest expense, net (0.2) 0.6 Other income (expense) (0.3) (0.1) Provision for income tax (benefit) (0.6) (0.3) Depreciation and amortization 3.8 3.0 Stock-based compensation 2.1 1.5 Fair value adjustment of contingent consideration (0.7) 2.6 Acquisition related costs - 0.2 Nonrecurring Pega conversion fees 0.3 - Minimum purchase commitment cost 0.3 0.1 Adjusted EBITDA ($2.1) ($1.6) ($ in Millions)

282 0 2 3 / / Adjusted EPS Reconciliation Three Months Ended March 31, 2023 2022 Earnings (loss) per share, diluted (GAAP) ($0.30) ($0.47) Accretion of interest attributable to acquisition installment payable 0.02 0.02 Fair value adjustment of contingent consideration (0.03) 0.13 Acquisition related costs - 0.01 Nonrecurring Pega conversion fees 0.01 - Minimum purchase commitment cost 0.01 0.01 Earnings (loss) per share, diluted (non-GAAP) ($0.29) ($0.30)

292 0 2 3 / / Balance Sheet Assets Cash & short-term investments 109.2 Account receivable 26.8 Inventory (net) 84.9 Other current assets 4.0 Total Current Assets 225.0 PP&E (net) 36.9 Intangibles and goodwill 164.4 Total Assets 426.3 Liabilities Accounts payable 16.7 Debt 0.9 Accrued comp. & other liab. 17.0 Acquisition pay. & cont. consideration 18.5 Paid-in capital 562.8 Accumulated deficit (net) (183.6) Accumulated other comprehensive loss (6.0) Total Liabilities / Equity 426.3 ($ in Millions) As of March 31, 2023

302 0 2 3 / / 2023 Guidance FY2023 Revenue $148.0 to $151.0 Adjusted EBITDA $3.0 to $4.0 FY2023 2023 Total Revenue Growth % 21% to 23% MD Ortho and Pega Medical contribution1 $7.0 Organic Revenue Growth % 15% to 18% Set Deployment ~$25 Adjusted EPS2 ~($0.95) Assumptions ($ in Millions, except per share items) ($ in Millions, except per share items) 1 Before acquisitions turn organic on their anniversaries 2 GAAP (loss) per share, diluted Full Year 2023 Guidance

312 0 2 3 / / Investment Summary Only diversified company focused exclusively on pediatric orthopedics Large, underpenetrated market opportunity in pediatrics Highly concentrated customer base with targeted commercial strategy Broad product portfolio with innovative solutions Only provider committed to pediatric clinical education Dynamic, award-winning corporate culture Proven commercial execution and attractive financial profile 01 04 02 05 03 06 07

2850 Frontier Drive  Warsaw, IN 465852 ph: 574.268.6379 or 877.268.6339 fax: 574.268.6302 www.OrthoPediatrics.com2 0 2 3 / /